                                                                   EXHIBIT 10.68

                               FOURTH AMENDMENT
                               ----------------



          This Fourth Amendment (this "Amendment") to the Credit Agreement (as
                                       ---------
defined below) is entered into as of this 10th day of December, 1998 among IMPAC GROUP, INC., a Delaware corporation (the "Company"), AGI INCORPORATED, an
                                           -------
Illinois corporation ("AGI"), KLEARFOLD, INC., a Pennsylvania corporation
                       ---
("Klearfold", and together with AGI, each a "L/C Borrower" and collectively,
  ---------                                  ------------
the "L/C Borrowers"), Bank of America National Trust & Savings Association, as
     -------------
Agent (the "Agent"), and the financial institutions from time to time party
            -----
thereto (the "Lenders"). Unless otherwise specified herein, capitalized terms
              -------
used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below).

                                    RECITALS
                                    --------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders are party to the Amended and Restated Multicurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 7, 1998 (as amended by that certain First Amendment dated September 11, 1998, that certain Second Amendment dated November 13th 1998 and that certain Third Amendment dated November 16, 1998, and as the same may be further amended, supplemented restated or otherwise modified from time to time in accordance with its terms and in effect, the "Credit Agreement");
             ----------------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders now wish to enter into certain further amendments to the Credit Agreement;


          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:


          Section 1.   Amendments. A. Paragraph (j) of Section 7.16, the lead-
                       ----------                      ------- ----
in clause to paragraph (k) of Section 7.16 and clauses (iii), (iv) and (v) of
                              ------- ----     ------------------      ---
paragraph (k) of Section 7.16 of the Credit Agreement are hereby amended by
-------------    ------- ----
deleting said paragraphs and clauses in their entirety and inserting in lieu thereof the following new paragraphs and clauses:


          "(j) The Company shall procure that, as soon as practicable after the Unconditional Date (subject to compliance with all applicable laws), but in any event not later than December 23, 1998 (except with respect to Target Ireland for which the date shall be January 31, 1999), the obligations of the Credit Parties hereunder are guaranteed by Bidco Holding, Bidco, the Target, each Target UK Subsidiary and Target Ireland, as the case may be, and secured on all the assets of each such Person.


          (k) To effect paragraph (j) above the Company shall or shall cause
                        -------------
     Bidco Holding, Bidco, the Target, Target UK Subsidiaries and Target Ireland to, without limitation, procure that (subject to compliance with all applicable laws) on or prior to December 23, 1998 (except with respect to clauses (ii)(y) (iii)(B), (iv)(B) and (v)(B). for which the date shall be
     ---------------------------------     ------
     January 31, 1999):

                                      ***


          (iii) (A) Bidco Holding and Bidco to enter into the Bidco Security Documents, the Target to enter into the Target Security Document, each Target UK Subsidiary enters into a Target UK Subsidiary Security Document, and (B) Target Ireland to enter into the Target Ireland Security Document;

          (iv) a certified copy of (A) the Bidco Security Documents, the Target Security Document and each Target UK Subsidiary Document, in each case together with prescribed particulars thereof are delivered to the Registrar of Companies in accordance, where applicable, with Section 395 of the Companies Act, and (B) the Target Ireland Security Document, together with such additional documentation as in the reasonable opinion of the Agent is required, are registered pursuant to Irish law;

          (v) each of (A) Bidco Holding, Bidco, the Target, each Target UK Subsidiary and (B) Target Ireland, shall in the case of both clauses (A) and (B)
                                                             -----------     ---
at their own expense, execute and do all such assurances, acts and things as the Agent may require to ensure the valid, lawful and binding giving of such guarantee, granting, perfecting and protecting of such security and the distribution of such proceeds, including, where required by the Agent, entering into pledges over shares in their Subsidiaries;"

          B. The lead-in clause to Section 7.18 of the Credit Agreement is
                                   ------------
hereby amended by deleting said clause in its entirety and inserting in lieu thereof the following new paragraph:

          "On or before January 31, 1999, the Company shall cause, or cause the relevant Credit Party to, deliver Mortgages with respect to each fee interest and, to the extent requested by the Agent, any leasehold interest of all real property held by a Credit Party, executed by each Credit Party, in appropriate form for recording, together with:"

          C. Paragraph (p) of Section 9.01 of the Credit Agreement is hereby
             -------------    ------------
amended by deleting said paragraph in its entirety and inserting in lieu thereof the following new paragraph:

          "(p) Collateral Documents
               --------------------

          Bidco Holding, Bidco, the Target, Target Ireland or any Target UK Subsidiary shall have failed for any reason (including, without limitation, as a result of applicable law) to deliver the documents and otherwise take the actions referred to by Section 7.16(j) and (k) by December 23, 1998 or with
                       ---------------     ---
respect to Target Ireland, by January 31, 1999; or"

          D. The proviso contained at the end of Section 11.01 of the Credit Agreement is hereby amended by deleting said proviso in its entirety and inserting in lieu thereof the following new proviso:

          "and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Majority Lenders or all Lenders, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement, (iv) without limiting clauses (a) through (f)
                                                   -----------         ---
above, no amendment, waiver or consent shall, unless signed by Lenders holding 85% of Term Loan B or a majority of any other Loan (determined by reference to outstanding Commitments or, if no Commitments are then outstanding, outstanding principal amount), affect the rights of such Lenders to receive or defer payment in respect of such Loan, and (v) the Fee Letter may be amended, or rights or privileges thereunder waived in a writing executed by the parties thereto."



          Section 2.  Reference to and Effect Upon the Credit Agreement.
                      --------------------------------------- ---------



               (a) Except as specifically amended above. the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

               (c) The parties hereto acknowledge that the letter which was originally attached to Schedule 6.05 to the Credit Agreement was
                            -------------
     inadvertently left out when the Schedules were amended pursuant to the First Amendment referenced in the recitals hereto, and such letter in the form originally delivered is hereby deemed to be included and incorporated as part of Schedule 6.05.
                -------------
          Section 3.  GOVERNING LAW.  THIS AMENDMENT SHALL BE
                      --------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.



          Section 4.  Headings. Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.


          Section 5.  Counterparts. This Amendment may be executed in any
                      ------------
number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          Section 6.  Effectiveness. This Amendment shall become effective with
                      -------------
respect to (a) Sections 1A , 1B and 1(C) above as of the date first written
               -------- --   --     ----
above upon the delivery of executed signature pages for this Amendment signed by the Company, the L/C Borrowers, the Subsidiary Guarantors, the Agent and the Majority Lenders and (b) Section 1D above as of the date first written above
                         ----------
upon the delivery of executed signature pages for this Amendment signed by the Company, the L/C Borrowers, the Subsidiary Guarantors, the Agent and all of the Lenders; provided, however, that if the signatures of all Lenders are not
         --------  -------
received on or before December 31, 1998, Section 1D above shall be null and void
                                         ----------
and of no further force or effect, but this Amendment shall otherwise continue to be a valid and binding agreement of the parties hereto and otherwise effective.


          Section 7. Representations and Warranties. Each of the Company and
                     ------------------------------
each L/C Borrower hereby represents and warrants as to itself that:

          (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

          (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date);

          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

          (d) Attached hereto as Exhibit A is the conclusion section of the
                                 ------- -
     draft report of PricewaterhouseCoopers, as auditors to Bidco, Bidco Holding, the Target and their Subsidiaries, which permits such entities to conclude that they can grant financial assistance to and liens on their assets in favor of the obligations owed by the Credit Parties to the Agent and the Lenders as of the date hereof in accordance with Section 156 of the Companies Act, and nothing has come to the attention of the Company or any of its Subsidiaries that would lead them to conclude that such report could not be executed and delivered as of the date hereof.

          Section 8.  Reaffirmation of Guaranties. The Company and each L/C
                      ---------------------------
Borrower and Subsidiary Guarantor as a guarantor of the Obligations under each Guaranty and the other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder, and agrees that each such Guaranty and the other Loan Documents shall remain in full force and effect and cover and extend to all Obligations under the Credit Agreement (as amended hereby).



                           [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.



                        IMPAC GROUP, INC.


                        By: /s/ David C. Underwood
                           -------------------------------------

                        Title: Chief Financial Officer
                              ----------------------------------


                        AGI INCORPORATED



                        By: /s/ David C. Underwood
                           -------------------------------------

                        Title: Chief Financial Officer
                              ----------------------------------




                        KLEARFOLD, INC.


                        By: /s/ David C. Underwood
                           -------------------------------------

                        Title: Chief Financial Officer
                              ----------------------------------




                        KF - INTERNATIONAL, INC.



                        By: /s/ David C. Underwood
                           -------------------------------------

                        Title: Chief Financial Officer
                              ----------------------------------



                        KF - DELAWARE, INC.


                        By: /s/ David C. Underwood
                           -------------------------------------

                        Title: Chief Financial Officer
                              ----------------------------------



                             [TO FOURTH AMENDMENT]

                              BANK OF AMERICA NATIONAL
                              TRUST & SAVINGS ASSOCIATION, as Agent

                              By:      /s/ David A. Johanson
                                 ----------------------------
                              Title:   Vice President
                                    -------------------------

                              BANK OF AMERICA NATIONAL
                              TRUST & SAVINGS ASSOCIATION,
                              individually as a Lender, the Swing Line Lender and the Issuing Bank


                              By:
                                 ----------------------------
                              Title:
                                    -------------------------

                              SOCIETE GENERALE, as a Lender


                             By:
                                ----------------------------
                             Name:
                                  -------------------------
                             Title:
                                   ------------------------

                             ABN AMRO BANK, N.V., as a Lender


                             By:
                                ----------------------------
                             Name:
                                  -------------------------
                             Title:
                                   ------------------------


                             By:
                                ----------------------------
                             Name:
                                  -------------------------
                             Title:
                                   ------------------------


                             [TO FOURTH AMENDMENT]

                              BANK OF AMERICA NATIONAL
                              TRUST & SAVINGS ASSOCIATION, as Agent

                              By:
                                 ----------------------------
                              Title:
                                    -------------------------



                              BANK OF AMERICA NATIONAL
                              TRUST & SAVINGS ASSOCIATION,
                              individually as a Lender, the Swing Line Lender and the Issuing Bank


                              By: /s/ (Illegible)
                                 ----------------------------
                              Title: Senior Vice President
                                    -------------------------



                              SOCIETE GENERALE, as a Lender



                             By:
                                ----------------------------
                             Name:
                                  -------------------------
                             Title:
                                   ------------------------




                             ABN AMRO BANK, N.V., as a Lender



                             By:
                                ----------------------------
                             Name:
                                  -------------------------
                             Title:
                                   ------------------------


                             By:
                                ----------------------------
                             Name:
                                  -------------------------
                             Title:
                                   ------------------------


                             [TO FOURTH AMENDMENT]

                              BANK OF AMERICA NATIONAL
                              TRUST & SAVINGS ASSOCIATION,
                              as Agent


                              By:
                                 ----------------------------

                              Title:
                                    ------------------------



                              BANK OF AMERICA NATIONAL
                              TRUST & SAVINGS ASSOCIATION,
                              individually as a Lender, the Swing Line Lender and the Issuing Bank



                              By:
                                 ----------------------------

                              Title:
                                    ------------------------


                              SOCIETE GENERALE, as a Lender



                              By:  /s/ (Illegible)
                                 ----------------------------
                              Name:
                                   -------------------------
                              Title: Director
                                    ------------------------




                              ABN AMRO BANK, N.V., as a Lender


                              By:
                                 ----------------------------
                              Name:
                                   -------------------------
                              Title:
                                    ------------------------

                              By:
                                 ----------------------------
                              Name:
                                   -------------------------
                              Title:
                                    ------------------------





                             [TO FOURTH AMENDMENT]

                              BANK OF AMERICA NATIONAL
                              TRUST & SAVINGS ASSOCLATION,
                              as Agent

                              By:
                                 ----------------------------

                              Title:
                                    -------------------------



                              BANK OF AMERICA NATIONAL
                              TRUST & SAVINGS ASSOCIATION,
                              individually as a Lender, the Swing Line
                              Lender and the Issuing Bank


                              By:
                                 ----------------------------

                              Title:
                                    -------------------------





                              SOCIETE GENERALE, as a Lender


                              By:
                                 ----------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------




                              ABN AMRO BANK, N.V., as a Lender



                              By:  /s/ ILLEGIBLE
                                 ----------------------------

                              Name:     ILLEGIBLE
                                   -------------------------

                              Title: Group Vice President
                                    ------------------------


                              By: /s/ Joann L. Holman
                                 ----------------------------

                              Name:  Joann Holman
                                   -------------------------

                              Title: Vice President
                                    ------------------------


                             [TO FOURTH AMENDMENT]

                              DRESDNER BANK AG NEW YORK
                              AND GRAND CAYMAN BRANCHES,
                              as a Lender



                              By: /s/ Beverly G. Cason
                                 ----------------------------

                              Name:  Beverly G. Cason
                                   -------------------------

                              Title: Vice President
                                    ------------------------




                              By: /s/ Christopher E. Sarisky
                                 ----------------------------

                              Name:  Christopher E. Sarisky
                                   -------------------------

                              Title: Vice President
                                    ------------------------







                              THE BANK OF NOVA SCOTIA, as a Lender

                              By:
                                 ----------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------



                              THE FUJI BANK LIMITED, as a Lender


                              By:
                                 ----------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------

                              DRESDNER BANK AG NEW YORK
                              AND GRAND CAYMAN BRANCHES
                              as a Lender


                              By:
                                 ----------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------



                              By:
                                 ----------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------



                              THE BANK OF NOVA SCOTIA, as a Lender



                              By:   /s/ ILLEGIBLE
                                 ----------------------------

                              Name:     ILLEGIBLE
                                   -------------------------

                              Title:  Agent Operations
                                    ------------------------




                              THE FUJI BANK LIMITED, as a Lender



                              By:
                                 ----------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------

                              DRESYMAL BANK AG NEW YORK AND GRAND CAYMAN
                              BRANCHES, as a Lender


                              By:
                                 ----------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------






                              THE BANK OF NOVA SCOTIA, as a Lender



                              By:
                                 ----------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------





                              THE FUJI BANK LIMITED, as a Lender



                              By:  /s/ Peter L. Chinnici
                                 ----------------------------

                              Name:  Peter L. Chinnici
                                   -------------------------

                              Title:  Joint General Manager
                                    ------------------------